UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 21, 2005

East Penn Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-50330 (Commission File Number)	65-1172823 (IRS Employer Identification No.)

731 Chestnut Street, Emmaus, PA (Address of principal executive offices)	18049 (Zip Code)

Registrant’s telephone number, including area code: 610-965-5959

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East Penn Financial Corporation

CURRENT REPORT ON FORM 8-K

Item 8.01        Other Events

        On January 21, 2005, East Penn Financial Corporation issued a press release announcing the Board of Directors’ approval of a semi-annual dividend payable February 28, 2005 to all shareholders of record as of February 4, 2005.

Item 9.01        Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated January 21, 2005 announcing dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2005	East Penn Financial Corporation BY: /s/ Theresa M. Wasko Name: Theresa M. Wasko Title: Treasurer & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO. 99.1	Press release, dated January 21, 2005, of East Penn Financial Corporation.	PAGE NO. IN MANUALLY SIGNED ORIGINAL 5